UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

April 26, 2004

Date of Report (Date of earliest event reported)

MAXWELL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9244 Balboa Avenue, San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                  (858) 503-3300

Item 5. Other Events.

On April 26, 2004, Maxwell Technologies, Inc. (the “Company”) issued a news release announcing that Thomas L. Ringer has been appointed to the Company’s board of directors, increasing the size of Maxwell’s board to seven directors. This news release is attached hereto as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Document

99.1	News Release issued by Maxwell Technologies, Inc. on April 26, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

Date: April 26, 2004	By:	/s/ RICHARD D. BALANSON

Richard D. Balanson President and Chief Executive Officer

2